Exhibit 99.1

D-Wave Regains Compliance with NYSE Trading Share Price Listing Rule

BURNABY, B.C., and PALO ALTO, Calif. --- July 5, 2023 --- D-Wave Quantum Inc. (NYSE: QBTS), a leader in commercial quantum computing systems, software and services, today announced it has regained compliance with the New York Stock Exchange (NYSE), meeting its continued listing standard for minimum share price.

On July 3, 2023, the NYSE provided D-Wave with a notification letter of recompliance based on (1) the Company’s share price being at least $1.00 on June 30, 2023, and (2) a calculation of the Company’s average closing price for the 30 trading days ended June 30, 2023, which reflected an average closing price above the NYSE’s $1.00 minimum requirement.

D-Wave will continue to be traded on the NYSE, subject to its continued compliance with all applicable listing standards.

About D-Wave Quantum Inc.

D-Wave is a leader in the development and delivery of quantum computing systems, software, and services, and is the world’s first commercial supplier of quantum computers—and the only company building both annealing quantum computers and gate-model quantum computers. Our mission is to unlock the power of quantum computing today to benefit business and society. We do this by delivering customer value with practical quantum applications for problems as diverse as logistics, artificial intelligence, materials sciences, drug discovery, scheduling, cybersecurity, fault detection, and financial modeling. D-Wave’s technology is being used by some of the world’s most advanced organizations, including Volkswagen, Mastercard, Deloitte, Davidson Technologies, ArcelorMittal, Siemens Healthineers, Unisys, NEC Corporation, Pattison Food Group Ltd., DENSO, Lockheed Martin, Forschungszentrum Jülich, University of Southern California, and Los Alamos National Laboratory.

Forward-Looking Statements
This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, which statements are based on beliefs and assumptions and on information currently available. In some cases, you can identify forward-looking statements by the following words: “may,” “will,” “could,” “would,” “should,” “expect,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue,” “ongoing,” or the negative of these terms or other comparable terminology, although not all forward-looking statements contain these words. These statements involve risks, uncertainties, and other factors that may cause actual results, levels of activity, performance, or achievements to be materially different from the information expressed or implied by these forward-looking statements. We caution you that these statements are based on a combination of facts and factors currently known by us and our projections of the future, which are subject to a number of risks. Forward-looking statements in this press release include, but are not limited to, statements regarding D-Wave’s continued compliance will all applicable NYSE listing standards. We cannot assure you that the forward-looking statements in this press release will prove to be accurate. These forward-looking statements are subject to a number of risks and uncertainties, including, among others, various factors beyond management’s control, including general economic conditions and other risks, our ability to expand our customer base and the customer adoption of our solutions, and the uncertainties and factors set forth in the sections entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in D-Wave’s Annual Report on Form 10-K for its fiscal year ended December 31, 2022, as well as factors associated with companies, such as D-Wave, that are engaged in the business of quantum computing, including anticipated trends, growth rates, and challenges in those businesses and in the markets in which they operate; the outcome of any legal proceedings that may be instituted against us; risks related to the performance of our business and the timing of expected business or financial milestones; unanticipated technological or project development challenges, including with respect to the cost and or timing thereof; the performance of the our products; the effects of competition on our business; the risk that we will need to raise additional capital to execute our business plan, which may not be available on acceptable terms or at all; the risk that we may never achieve or sustain profitability; the risk that we are unable to secure or protect our intellectual property; volatility in the price of our securities; and the risk that our securities will not maintain the listing on the NYSE. Furthermore, if the forward-looking statements contained in this press release prove to be inaccurate, the inaccuracy may be material. In addition, you are cautioned that past performance may not be indicative of future results. In light of the significant uncertainties in these forward-looking statements, you should not place undue reliance on these statements in making an investment decision or regard these statements as a representation or warranty by any person we will achieve our objectives and plans in any specified time frame, or at all. The forward-looking statements in this press release represent our views as of the date of this press release. We anticipate that subsequent events and developments will cause our views to change. However, while we may elect to update these forward-looking statements at some point in the future, we have no current intention of doing so except to the extent required by applicable law. You should, therefore, not rely on these forward-looking statements as representing our views as of any date subsequent to the date of this press release.

Contacts:

Investor Contact:
Kevin Hunt
ir@dwavesys.com

Media Contact:
Amy McDowell
media@dwavesys.com